UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the Appropriate Box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

SUNWORKS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously paid:

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(4) Date Filed

Sunworks, Inc.

1555 Freedom Boulevard, 200 W

Provo, UT 84604

Dear Stockholder:

You are cordially invited to attend the 2022 annual meeting of the stockholders of Sunworks, Inc. (the “Annual Meeting”). The meeting will be held on Wednesday, June 15, 2022 at 9:00 a.m. (Mountain Time), via a live webcast, which can be accessed on the Internet by visiting www.virtualshareholdermeeting.com/SUNW2022 and recorded from 1555 Freedom Boulevard, 200 W, Provo, UT 84604. Participants cannot attend the Annual Meeting in person.

The principal business of the meeting will be (i) to elect five (5) directors to serve until the 2023 annual meeting of stockholders or until their successors are duly elected and qualified; (ii) to ratify the appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm for the year ending December 31, 2022; and (iii) to transact such other business as may properly come before the meeting or any adjournment thereof.

The record date for the virtual Annual Meeting is April 18, 2022. Only stockholders of record at the close of business on that date may vote electronically at the virtual Annual Meeting or any adjournment thereof. We hope you will be able to attend the virtual Annual Meeting. Whether you plan to attend the virtual Annual Meeting or not, it is important that your shares are represented. Therefore, you are urged to vote by proxy by following the instructions contained in the proxy statement. This will ensure your proper representation at the Annual Meeting, whether or not you can attend.

By Order of the Board of Directors

/s/ Judith Hall
Judith Hall
Chairperson

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1555 Freedom Boulevard, 200 W

Provo, UT 84604

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On Wednesday, June 15, 2022

To the Stockholders of Sunworks, Inc.:

NOTICE IS HEREBY GIVEN that the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Sunworks, Inc., a Delaware corporation (the “Company”, “we”, “our”, or “us”) will be held at 9:00 a.m. (Mountain Time) on Wednesday, June 15, 2022, or such later date or dates as such Annual Meeting may be adjourned, via a live webcast  recorded  from 1555 Freedom Boulevard, 200 W, Provo, UT 84604, which can be accessed on the Internet by visiting www.virtualshareholdermeeting.com/SUNW2022, for the purpose of considering and taking action on the following proposals:

1.	To elect five (5) directors to serve until the 2023 annual meeting of stockholders or until their successors are duly elected and qualified (“Proposal 1”);

2.	To ratify the appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (“Proposal 2”); and

3.	To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

These matters are more fully described in the proxy statement accompanying this notice.

Our Board of Directors (the “Board”) has fixed the close of business on April 18, 2022, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof. A list of stockholders eligible to vote at the meeting will be available for review during our regular business hours at our principal offices in Provo, Utah for the 10 days prior to the meeting for review for any purposes related to the meeting.

After  careful consideration, the Board of Directors determined to hold the 2022 Annual Meeting virtually, via a live webcast. Our Board of Directors did not come to this decision lightly. We believe this format is important to protect the health and well-being of our shareholders, employees, directors and communities. While we will miss welcoming our shareholders in person, we have made arrangements to hold an electronic, webcast meeting that will afford shareholders the same rights and access as if the meeting were held in person, including the ability to vote shares and submit questions electronically during the meeting. Further, we will have proper precautions in place to address any technical or logistical issues related to accessing the virtual meeting platform   To access the Annual Meeting, you will need a 12-digit control number. The control number is provided on the Notice of Internet Availability of Proxy Materials you received in the mail, on your proxy card, or through your broker or other nominee if you hold your shares in “street name.” Participants cannot attend the Annual Meeting in person. To assure your representation at the meeting, you are urged to vote by proxy by following the instructions contained in the proxy statement. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the meeting. Any stockholder attending the meeting virtually may vote even if he or she has returned a proxy. Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope that you will vote as soon as possible.

We are pleased to utilize the Securities and Exchange Commission rules that allow us to furnish these proxy materials (including an electronic proxy card for the meeting and our 2021 Annual Report to Stockholders, which is our Annual Report on Form 10-K for the year ended December 31, 2021 (the “2021 10-K”) to stockholders via the internet. On or about April 29, 2022, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and 2021 10-K and how to vote. Utilizing these rules allows us to lower the cost of delivering annual meeting materials to our stockholders and reduce the environmental impact of printing and mailing these materials.

Provo, UT
Dated: April 29, 2022

By Order of the Board of Directors

/s/ Judith Hall
Judith Hall
Chairperson

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Sunworks, Inc.

1555 Freedom Boulevard, 200 W

Provo, UT 84604

PROXY STATEMENT

FOR 2022 Annual Meeting OF STOCKHOLDERS

This proxy statement is furnished to stockholders in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Sunworks, Inc. (“Sunworks”, the “Company”, “we”, “our”, or “us”) in connection with the annual meeting of stockholders of the Company to be held on Wednesday, June 15, 2022 at 9:00 a.m. (Mountain Time) via a live webcast recorded from 1555 Freedom Boulevard, 200 W, Provo, UT 84604, which can be accessed on the Internet by visiting www.virtualshareholdermeeting.com/SUNW2022 (the “Annual Meeting”). Participants cannot attend the Annual Meeting in person.

In accordance with the rules of the Securities and Exchange Commission (“SEC”), instead of mailing a printed copy of our proxy materials to each stockholder of record, we are furnishing proxy materials, including the notice, this proxy statement, our Annual Report on Form 10-K for the year ended December 31, 2021 (the “2021 10-K”), including financial statements, and a proxy card for the meeting, by providing access to them on the internet to save printing costs and benefit the environment. These materials will first be available on the internet on or about April 29, 2022. We will mail a Notice of Internet Availability of Proxy Materials (the “Notice”) on or about April 29, 2022 to our stockholders of record and beneficial owners as of April 18, 2022, the record date for the meeting. This proxy statement and the Notice contain instructions for accessing and reviewing our proxy materials on the internet and for voting by proxy over the internet. If you prefer to receive printed copies of our proxy materials, the Notice contains instructions on how to request the materials by mail. You will not receive printed copies of the proxy materials unless you request them. If you elect to receive the materials by mail, you may also vote by proxy on the proxy card or voter instruction card that you will receive in response to your request.

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GENERAL INFORMATION ABOUT SOLICITATION VOTING AND ATTENDING

Who Can Vote

You are entitled to attend the meeting virtually and vote your common stock electronically if you held shares as of the close of business on April 18, 2022. As of April 18, 2022, there were 32,856,525 shares of common stock outstanding and entitled to vote.

Counting Votes

Consistent with state law and our bylaws, the presence, virtually or by proxy, of at least thirty-three and one third percent (33 1/3%) of the shares entitled to vote at the meeting will constitute a quorum for purposes of voting on a particular matter at the meeting. Once a share is represented for any purpose at the meeting, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment thereof unless a new record date is set for the adjournment. Shares held of record by stockholders or their nominees who do not vote by proxy or attend the meeting virtually will not be considered present or represented and will not be counted in determining the presence of a quorum. Signed proxies that withhold authority or reflect abstentions and “broker non-votes” will be counted for purposes of determining whether a quorum is present. “Broker non-votes” are proxies received from brokerage firms or other nominees holding shares on behalf of their clients who have not been given specific voting instructions from their clients with respect to matters being voted on.

Pursuant to our bylaws, the vote of: (i) a plurality of the shares of common stock present virtually or by proxy and entitled to vote will be required to elect directors; and (ii) a majority of shares of common stock either present virtually or represented by proxy and entitled to vote will be required to ratify the appointment of the independent auditors for 2022. With respect to these votes see “How many votes are needed to approve each Proposal?”

We strongly encourage you to provide instructions to your bank, brokerage firm, or other nominee by voting your proxy. This action ensures that your shares will be voted in accordance with your wishes at the meeting.

Attending the virtual Annual Meeting

If you are a holder of record and plan to attend the virtual Annual Meeting, please visit www.virtualshareholdermeeting.com/SUNW2022. To access the Annual Meeting, you will need a 12-digit control number. The control number is provided on the Notice of Internet Availability of Proxy Materials you received in the mail and on your proxy card. If you are a beneficial owner of common stock held by a bank or broker or other nominee, i.e., in “street name,” please follow the instructions provided to you by that nominee.

SOLICITATION AND REVOCABILITY OF PROXIES

The enclosed proxy for the Annual Meeting is being solicited by the Board. Stockholders of record may vote by mail, telephone, or via the internet. The toll-free telephone number and internet web site are listed on the proxy. If you vote by telephone or via the internet, you do not need to return your proxy card. If you choose to vote by mail, please mark, date and sign the proxy card, and then return the proxy card in the enclosed envelope if you have requested a hard copy (no postage is necessary if mailed within the United States). Any person giving a proxy may revoke it at any time prior to the exercise thereof by filing with our Secretary a written revocation or duly executed proxy bearing a later date. The proxy may also be revoked by a stockholder attending the Annual Meeting, withdrawing the proxy and voting electronically at the virtual Annual Meeting.

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The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by us. In addition to solicitation by mail, proxies may be solicited by the directors, officers and our regular employees (who will receive no additional compensation therefor) by means of personal interview, telephone or by other means of communication. It is anticipated that banks, brokerage houses and other institutions, custodians, nominees, fiduciaries or other record holders will be requested to forward the soliciting material to persons for whom they hold shares and to seek authority for the execution of proxies; in such cases, we will reimburse such holders for their charges and expenses.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why did I receive these proxy materials?

We are providing this Proxy Statement in connection with the solicitation by the Board of proxies to be voted at the Annual Meeting, or at any postponements or adjournments thereof. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. You are invited to attend the virtual Annual Meeting to vote electronically on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares using one of the other voting methods described in this Proxy Statement.

Whether or not you expect to attend the Annual Meeting, please vote your shares as soon as possible in order to ensure your representation at the Annual Meeting.

Why did I receive a notice in the mail regarding the internet availability of proxy materials?

Instead of mailing printed copies to each of our stockholders, we have elected to provide access to the proxy materials over the internet under the SEC’s “notice and access” rules. These rules allow us to make our stockholders aware of the Annual Meeting and the availability of the proxy materials by sending the Notice, which provides instructions on how to access the full set of proxy materials through the internet or make a request to have printed proxy materials delivered by mail. Accordingly, on or about April 29, 2022 we will mail the Notice to each of our stockholders. The Notice contains instructions on how to access the proxy materials, including this Proxy Statement and the 2021 10-K, each of which are available at www.virtualshareholdermeeting.com/SUNW2022. The Notice also provides instructions on how to vote your shares through the internet, by telephone, by mail or at the Annual Meeting.

What is the purpose of complying with the SEC’s “notice and access” rules?

We believe compliance with the SEC’s “notice and access” rules allows us to provide our stockholders with the materials they need to make informed decisions, while lowering the costs of printing and delivering those materials and reducing the environmental impact of the Annual Meeting. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive the proxy materials electronically, you will continue to receive these materials electronically unless you elect otherwise.

Can I access these proxy materials on the internet?

Yes. The Notice of Annual Meeting, Proxy Statement, and 2021 10-K, are available for viewing, printing, and downloading at www.virtualshareholdermeeting.com/SUNW2022. Our 2021 10-K is also available under the Company — Investor Relations — Annual Reports section of our website at ir.sunworksusa.com and through the SEC’s EDGAR system at http://www.sec.gov. All materials will remain posted on www.virtualshareholdermeeting.com/SUNW2022 at least until the conclusion of the meeting.

Who can vote at the virtual Annual Meeting?

Only stockholders of record at the close of business on April 18, 2022, the record date for the Annual Meeting, will be entitled to vote electronically at the virtual Annual Meeting. On April 18, 2022, there were 32,856,525 shares of common stock (each entitled to one vote) outstanding.

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Stockholder of Record – Shares Registered in Your Name

If on April 18, 2022, your shares of Sunworks, Inc. common stock were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust, then you are a stockholder of record. As a stockholder of record, you may vote electronically at the virtual Annual Meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner – Shares Registered in the Name of a Broker or Bank

If on April 18, 2022, your shares of Sunworks, Inc. common stock were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the virtual Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares electronically at the virtual Annual Meeting unless you request and obtain a signed letter or other valid proxy from your broker or other agent.

What proposals am I voting on?

There are two matters scheduled for a vote at the virtual Annual Meeting: (i) to elect five (5) directors to serve until the 2023 annual meeting of stockholders (the “2023 Annual Meeting”) or until their successors are duly elected and qualified; and (ii) to ratify the appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm for the year ending December 31, 2022.

The Board does not intend to bring any other matters before the meeting and is not aware of anyone else who will submit any other matters to be voted on. However, if any other matters properly come before the meeting, the people named on the proxy card, or their substitutes, will be authorized to vote on those matters in their own judgment.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of April 18, 2022.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if thirty-three and one third percent (33 1/3%) of the outstanding shares of common stock entitled to vote are present at the meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy, have voted via the internet, have voted via telephone or vote electronically at the virtual Annual Meeting. Notwithstanding the foregoing, abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the Annual Meeting may adjourn the meeting to another date.

How do I vote?

The procedures for voting are set forth below:

Stockholder of Record – Shares Registered in Your Name

If you are a stockholder of record, you may vote electronically at the virtual Annual Meeting, vote by proxy using the proxy card, vote via the internet or by telephone. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy, via the internet or by telephone to ensure your vote is counted. You may still attend the virtual Annual Meeting and vote electronically if you have already voted by proxy, via the internet or by telephone. You may vote as follows:

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●	To vote electronically at the virtual Annual Meeting, go to www.virtualshareholdermeeting.com/SUNW2022 to attend the Annual Meeting and follow the instructions provided on the website. Once you have joined the virtual meeting, you may, just as you would be able to do so in person, vote your shares or submit a question electronically during the meeting by following the instructions available on the meeting website.

●	To vote using the proxy card, simply complete, date and sign the proxy card and return the proxy card promptly in the envelope provided if you have requested a hard copy. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

●

To vote through the internet, go to www.virtualshareholdermeeting.com/SUNW2022 and follow the instructions provided on the website. In order to cast your vote, you will be asked to provide the control number from the Notice or your proxy card. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on June 14, 2022. Our internet voting procedures are designed to authenticate stockholders by using individual control numbers, which are located on the Notice or proxy card.

●	To vote by phone, call 1-800-690-6903, from any touch-tone telephone and follow the instructions. In order to cast your vote, you will be asked to provide the control number from the Notice or your proxy card. Telephonic voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on June 14, 2022. Our telephonic voting procedures are designed to authenticate stockholders by using individual control numbers, which are located on the Notice or proxy card.

Beneficial Owner – Shares Registered in the Name of Broker or Bank

If you hold your shares in “street name” and thus are a beneficial owner of shares registered in the name of your broker, bank or other agent, you must vote your shares in the manner prescribed by your broker or other nominee. Your broker or other nominee has enclosed or otherwise provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares. Check the voting form used by that organization to see if it offers internet or telephone voting. To vote electronically at the virtual Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.

How can I vote my shares?

You may either vote “FOR” or “WITHHOLD” authority to vote for each nominee for the Board. You may vote “FOR”, “AGAINST” or “ABSTAIN” on any of the other Proposals.

If you submit your proxy, vote via the internet or by telephone but abstain from voting or withhold authority to vote on one or more matters, your shares will be counted as present at the meeting for the purpose of determining a quorum. Your shares also will be counted as present at the meeting for the purpose of calculating the vote on the particular matter with respect to which you abstained from voting or withheld authority to vote.

For Proposal 1, an abstention will have no effect on the election of directors. For Proposal 2, if you abstain from voting on a proposal, your abstention has the same effect as a vote against that proposal. See “How many votes are needed to approve each Proposal?”

If you hold your shares in street name and do not provide voting instructions to your brokerage firm, it may still be able to vote your shares with respect to certain “discretionary” (or routine) items, but it will not be allowed to vote your shares with respect to certain “non-discretionary” items. In the case of non-discretionary items, for which no instructions are received, the shares will be treated as “broker non-votes”. Shares that constitute broker non-votes will be counted as present at the meeting for the purpose of determining a quorum but will not be considered entitled to vote on the proposal in question. Your broker does not have discretionary authority to vote shares for the election of directors; however, it will have discretionary authority to vote on the proposal relating to the ratification of the appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm. As a result, if you do not vote your street name shares, your broker has the authority, subject to NYSE guidance, to vote on your behalf with respect to Proposal 2 (the ratification of the selection of the accounting firm).

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What happens if I do not give specific voting instructions?

If you are a stockholder of record and you indicate when voting that you wish to vote as recommended by the Board, or if you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares as recommended by the Board on all matters presented in this proxy statement, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

If you are a beneficial owner of shares held in street name and do not provide the nominee that holds your shares with specific voting instructions, the nominee may generally vote in its discretion on “discretionary” matters. However, if the nominee that holds your shares does not receive instructions from you on how to vote your shares on a “non-discretionary” matter, it will be unable to vote your shares on that matter. When this occurs, it is generally referred to as a “broker non-vote.” Proposal 1 (election of directors) is considered a “non-discretionary” matter. Proposal 2 (the ratification of the selection of the accounting firm) is considered a “discretionary” matter.

How many votes are needed to approve each Proposal?

Proposal 1: To elect five (5) directors to serve until the 2023 Annual Meeting or until their successors are duly elected and qualified.

Directors are elected by a plurality of the votes represented by the shares of common stock present at the meeting virtually or by proxy. This means that the five (5) director nominees with the most affirmative votes will be elected. You may vote “FOR” all of the nominees, “WITHHOLD” your vote from all of the nominees or “WITHHOLD” your vote from any one of the nominees. Withheld votes, abstentions and broker non-votes will have no effect on the result of the vote on this proposal. Brokerage firms do not have authority to vote shareholders’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote.

Proposal 2: To ratify the appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm for the year ending December 31, 2022.

To be approved, the ratification of the appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm for our 2022 fiscal year must receive “FOR” votes from the holders of a majority of shares of common stock present virtually or by proxy and entitled to vote. If you “ABSTAIN” from voting, it will have the same effect as an “AGAINST” vote. This is considered a routine matter pursuant to applicable rules. A bank, broker or other nominee may generally vote without instructions on this matter, so we do not expect any broker non-votes in connection with this proposal.

Can I change my vote after submitting my proxy, voting via the internet or by telephone?

Yes. You can revoke your proxy at any time before the final vote at the virtual Annual Meeting. If you are a stockholder of record, you may revoke your proxy in any one of four ways:

●	You may submit another properly completed proxy card with a later date;

●	You may vote again by internet or telephone at a later time (prior to the deadline for internet or telephone voting);

●	You may send a written notice that you are revoking your proxy to: Corporate Secretary, Sunworks, Inc., 1555 Freedom Boulevard, 200 W, Provo, UT 84604;

●	You may attend the virtual Annual Meeting and vote electronically. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

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If you hold your shares in street name, contact your broker or other nominee regarding how to revoke your proxy and change your vote. Your most current internet proxy, telephone proxy or proxy card will be the one that is counted at the Annual Meeting. If you send a written notice of revocation, please make sure to do so with enough time for it to arrive by mail prior to the Annual Meeting.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our Current Report on Form 8-K within four business days after the Annual Meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, date, sign and return each proxy card, or vote your shares via the internet or by telephone for each proxy card you received to ensure that all your shares are voted.

Who is paying for this proxy solicitation?

We will pay all of the costs of soliciting these proxies. In addition to mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

When are stockholder proposals due for the 2023 Annual Meeting?

Any appropriate proposal submitted by a stockholder and intended to be presented at the 2023 Annual Meeting must be submitted in writing to our Corporate Secretary at 1555 Freedom Boulevard, 200 W, Provo, UT 84604, and received not later than December 30, 2022 to be includable in our proxy statement and related proxy for the 2023 Annual Meeting. However, if the date of the 2023 Annual Meeting is changed by more than 30 days from this year’s meeting then the deadline is a reasonable time before we begin to print and send our proxy materials.

A stockholder proposal will need to comply with the SEC regulations under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Although the Board will consider stockholder proposals, we reserve the right to omit from our proxy statement stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

If you are submitting a proposal for a meeting of stockholders other than a regularly scheduled annual meeting, the deadline is a reasonable time before we begin to print and send our proxy materials.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table is based upon 32,573,268 shares of common stock outstanding as of March 31, 2022, and sets forth, based on the public filings of such individuals and entities and our knowledge of securities issued by us to them, certain information concerning the ownership of voting securities of: (i) each current member of the Board, (ii) our Chief Executive Officer and other executive officers named in the Summary Compensation Table, (iii) all of our current directors and executive officers as a group and (iv) each beneficial owner of more than 5% of the outstanding shares of any class of our voting securities, if any.

Shares of common stock subject to options or restricted stock units currently exercisable or convertible, or exercisable or convertible within 60 days of March 31, 2022 are deemed outstanding for computing the percentage of outstanding shares beneficially owned by the person holding such option or restricted stock units but are not deemed outstanding for computing the percentage of outstanding shares beneficially owned by any other person.

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	Number of Shares Beneficially	Percentage of Outstanding Shares Beneficially
Name of Beneficial Owner	Owned(1)	Owned(2)
5% or Greater Stockholders
None.

Directors and Named Executive Officers(3)
Gaylon Morris(4)	103,334	0.3%
Jason Knapp(5)	65,000	0.2%
Rhone Resch(6)	15,183	0.0%
Stanley Speer(7)	18,755	0.1%
Judith Hall(8)	15,097	0.0%
Jason Bonfigt	5,000	0.0%
Patrick McCullough	10,000	0.0%
All executive officers and directors as a group 7 persons)	232,369	0.7%

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.

(2) Percentage based on 32,573,268 shares of Common Stock issued and outstanding at March 31, 2022.

(3) The address for our officers and directors is c/o of the Company, 1555 Freedom Boulevard, 200 W, Provo, UT 84604.

(4) Includes (a) 81,667 of common stock, and (b) 11,667 RSU shares to be vested and issued within 60 days of March 31, 2022.

(5) Includes (a) 25,000 RSU shares that will vest and be issued within 60 days of March 31, 2022, (b) 40,000 shares underlying options that will vest and be exercisable within 60 days of March 31, 2022.

(6) Includes (a) 11,613 shares of common stock, and (b) 3,570 shares underlying options that are vested and currently exercisable within 60 days of March 31, 2022.

(7) Includes (a) 11,613 shares of common stock, and (b) 7,142 shares underlying options that are vested and currently exercisable within 60 days of March 31, 2022.

(8) Includes (a) 11,528 shares of common stock, and (b) 3,569 shares underlying options that are vested and currently exercisable and options which may be exercisable within 60 days of March 31, 2022.

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PROPOSAL 1:

TO ELECT FIVE (5) DIRECTORS TO SERVE UNTIL THE 2023 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED

Our Board of Directors presently consists of five members. At the Annual Meeting, five (5) persons are to be elected. Each elected director will serve until our next annual meeting of stockholders or until a successor is elected and qualified. All of the nominees currently serve on the Board.

All nominees have consented to serve if elected. We expect that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, such proxy will be voted for the election of another nominee to be designated by the Board to fill any such vacancy, or our Board may reduce its size. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proposal.

The term of office of each person elected as a director will continue until our next annual meeting or until his or her successor has been elected and qualified, or until the director’s death, resignation or removal.

Biographical and certain other information concerning our nominees for election to the Board is set forth below. Except as indicated below, none of our directors is a director of any other reporting companies. We are not aware of any proceedings to which any of our directors, or any associate of any such director is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

BOARD NOMINEES

Name	Age
Gaylon Morris	49
Judith Hall	59
Stanley Speer	61
Rhone Resch	55
Patrick McCullough	49

Background of Nominees

Gaylon Morris joined the Company as Chief Executive Officer in January 2021 after two decades leading large-scale engineering and construction companies through transition and growth. Prior to joining the Company, Mr. Morris served as Business Strategist at Rosendin Electric, one of the largest electrical contractors, from September 2019 to March 2020 where he was responsible for identifying, researching, and developing go-to-market strategies to target new market opportunities. Before Rosendin Electric, Mr. Morris was Senior Vice President of Operations for Strategic Growth and Market Development at Cupertino Electric, Inc. (“CEI”), a large, national electrical contractor, since October 2016. At CEI, Mr. Morris was responsible for developing and successfully implementing strategies for CEI’s growth divisions, specifically in Modular Manufacturing, Renewable Energy (photovoltaics and storage), and Utility Electrical (transmission, distribution, and substation). Other previous experience of Mr. Morris includes senior executive roles at NTS Corporation, Methode Electronics and MET Laboratories, along with serving in the United States Navy, where he was a Submarine Service Reactor Plant Operator.

Mr. Morris is qualified to serve on the Board because of his experience in senior executive roles and his extensive background in business strategy.

Judith Hall has served as a director of the Company since October 2019 and as Chairperson of the Board since April 2021. Prior to joining the Board, Ms. Hall served as Chief Legal Officer and General Counsel of Recurrent Energy, LLC, one of North America’s largest utility-scale solar developers. From 2000 to 2009, Ms. Hall served as Associate General Counsel of Babcock & Brown LP, a global investment and advisory firm. From 1997 to 2000, Ms. Hall served as an Associate Attorney with Pillsbury Winthrop Shaw Pittman LLP in San Francisco, California. Ms. Hall received her undergraduate degree in Mechanical Engineering from University of California Berkeley. She received her Juris Doctor from University of California Hastings and her Master of Laws from University of California Berkeley.

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Ms. Hall is qualified to serve on our board of Directors because of her legal and industry experience together with her engineering education.

Stanley Speer has served as a director of the Company since May 2018. Since May 2020, Mr. Speer is the Chief Financial Officer for Cadiz, Inc., a publicly-held real estate and water resource management company. Additionally, Mr. Speer is the principal of Speer and Associates, LLC since 2012, a consulting firm he founded to provide practical operational, financial and strategic financial solutions to public and private businesses. Previously, Mr. Speer was a Managing Director with Alvarez & Marsal (“A&M”), in Los Angeles specializing in advising and assisting boards of directors, investment groups, management groups and lenders in a wide range of turnaround, restructuring and reorganization situations. Prior to joining A&M, Mr. Speer spent ten years as Chief Financial Officer for Cadiz and its subsidiary Sun World International, a fully-integrated agriculture company. Prior to Cadiz, Mr. Speer was a partner with Coopers & Lybrand (now PricewaterhouseCoopers), where he spent 14 years in the Los Angeles office specializing in business reorganizations and mergers and acquisitions. Mr. Speer earned his bachelor’s degree in business administration from the University of Southern California.

Mr. Speer is qualified to serve on our Board of Directors due to his many years of experience advising public and private companies.

Rhone Resch has served as a director of the Company since November 2016. In 2016, Mr. Resch founded and serves as Chief Executive Officer of the Advanced Energy Advisors, a strategic, impact consulting firm that helps clean energy companies navigate complex political, economic and business environments on tax, trade, energy and infrastructure issues. Mr. Resch is also founder, President and CRO of Solarlytics, a power electronics company producing advanced solar products. Previously, Mr. Resch served as the President and Chief Executive Officer of Solar Energy Industries Association from 2004 until 2016. From 1998 until 2004, Mr. Resch served as the Senior Vice President of Natural Gas Supply Association, and from 1993 until 1998 he served as the Program Manager of the United States Environmental Protection Agency – Office of Air and Radiation. From 1992 until 1993 Mr. Resch served as a Senior Analyst at Project Performance Corporation. Mr. Resch received a Bachelor of Arts, English/Natural Resources from the University of Michigan, a Master of Environmental Science from State University of New York and a Master of Public Administration, Management from the Maxwell School at Syracuse University.

Mr. Resch is qualified to serve on our Board of Directors because of his industry expertise and corporate leadership experience.

Patrick McCullough has served as a director of the company since December 2021. Mr. McCullough brings more than 24 years of C-level experience with startup and mature public companies, including Fortune 500 companies, and relevant expertise in retail energy, renewables, oil & gas, industrial equipment, building products and automotive industries. Mr. McCullough most recently served as Chief Executive Officer, having been promoted from Chief Financial Officer, of Just Energy Group, Inc. (JE), a publicly traded energy management solutions provider with revenues of approximately $3 billion (CAD). Just Energy sold residential rooftop solar solutions among other energy management offerings. In this role, Mr. McCullough led the transformation of the company from a commoditized, push marketing business model to a customer-centric, differentiated value selling solutions provider. Previously, Mr. McCullough served as CEO, after being promoted from CFO, of Amonix, Inc., the leading designer and manufacturer of concentrated photovoltaic (CPV) solar power systems. Before joining Amonix, Mr. McCullough served as CFO of IMI Severe Service, a $700 million-plus global leader in severe service valve and control solutions serving Fossil Power, Nuclear Power, Oil & Gas and Chemical Processing industries. Previous roles included Division CFO for two different business units of Johns Manville, a Berkshire Hathaway Company, a series of positions of increasing responsibility for Visteon, a Tier 1 automotive systems provider and the Ford Motor Company. Mr. McCullough has a degree in Mechanical Engineering and an MBA from the University of Notre Dame.

Mr. McCullough is qualified to serve on our Board of Directors because of his financial expertise and corporate leadership experience.

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2021 Director Compensation

For 2021, the Compensation Committee and the Board resolved at a duly called and noticed meeting of the Board of Directors held on March 21, 2021, that the compensation paid to non-employee directors for service on the Board and its committees would be:

●	each member of the Board to receive a monthly compensation of $6,000;
●	the Chair of the Audit Committee to receive an additional $1,000 per month; and
●	the Chair of the Board to receive an additional $2,000 per month.

Pursuant to the Board Compensation Program, on July 13, 2021, each of Ms. Hall and Messrs. Gross, Speer and Resch were granted an RSU award, for services rendered in 2021, representing the right to receive 10,000 shares of our common stock upon vesting, valued at $90,700 using a per share price of $9.07 on the grant date. The RSU awards vested on January 1, 2022.

Pursuant to the Board Compensation Program, on December 20, 2021, each of Ms. Hall and Messrs. McCullough, Speer and Resch were granted an RSU award, for services to be rendered in 2022, representing the right to receive 29,850 shares of our common stock upon vesting, using a per share price of $3.35 on the grant date. The RSU awards vest one year after the date of grant.

2021 Director Compensation Table

The following table sets forth the 2021 compensation information for our non-employee directors. Mr. Morris received no additional compensation for his service as a director since he was also serving as our President and CEO. The compensation received by Mr. Morris as our employee is set forth in the Summary Compensation Table set forth in this Proxy Statement.

Director Compensation

Name	Fees earned or cash paid	Stock Awards	Option Awards	All other compensation	Total

Judith Hall, Chairperson	$119,000	$190,698	-	$-	$309,698
Rhone Resch	$103,000	$190,698	-	$-	$293,698
Daniel Gross (1)	$79,000	$90,700	-	$-	$169,700
Stanley Speer	$112,000	$190,698	-	$-	$302,698
Patrick McCullough (2)	$-	$99,998	-	$-	$99,998

(1)	Daniel Gross resigned from the Board in August 2021 with the vesting of his Restricted Stock Units award accelerated to the resignation date.
(2)	Patrick McCullough was appointed to the Board in December 2021.

As of December 31, 2021, there are no other cash compensation arrangements in place for members of the Board of Directors acting as such.

Information Regarding the Board and its Committees

Board Independence

Our Board of Directors presently consists of five members. Our Board of Directors has determined that each of Messrs. Speer, McCullough and Resch and Ms. Judith Hall are “independent,” as defined by SEC rules adopted pursuant to the requirements of the Sarbanes-Oxley Act of 2002 and as determined in accordance with Rule 4200(a)(15) of the Marketplace Rules of the Nasdaq Stock Market, Inc.

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Current Committee Membership

Audit Committee Stanley Speer (Chair) Rhone Resch Patrick McCullough	Compensation Committee Rhone Resch (Chair) Judith Hall	Corporate Governance/Nominating Committee Patrick McCullough (Chair) Stanley Speer

Audit Committee. The Board has a standing Audit Committee, consisting of Stanley Speer (Chair), Rhone Resch and Patrick McCullough as members. The Audit Committee acts under a written charter, which more specifically sets forth its responsibilities and duties, as well as requirements for the Audit Committee’s composition and meetings. The Audit Committee’s charter is available on our website (www.sunworksusa.com). The Audit Committee held four meetings during the fiscal year ended December 31, 2021.

The Audit Committee’s responsibilities include (1) the integrity of our financial statements and disclosures; (2) the independent auditor’s qualifications and independence; (3) the performance of our internal audit function and independent registered public accounting firm; (4) the adequacy and effectiveness of our internal controls; (5) our compliance with legal and regulatory requirements; and (6) the processes utilized by management for identifying, evaluating, and mitigating strategic, financial, operational, regulatory, and external risks inherent in our business. The Audit Committee also prepares the Audit Committee report that is required pursuant to the rules of the SEC.

The Board has determined that each member of the Audit Committee is “independent,” as that term is defined by applicable SEC rules. In addition, the Board has determined that each member of the Audit Committee is “independent,” as that term is defined by the rules of the Nasdaq Stock Market.

The Board has determined that Mr. Speer is an “audit committee financial expert” serving on its Audit Committee, and is independent, as the SEC has defined that term in Item 407 of Regulation S-K.

Corporate Governance/Nominating Committee. The Board has a standing Corporate Governance/Nominating Committee. The Nominating and Governance Committee consists of Patrick McCullough (Chair), and Stanley Speer as members. The Nominating and Governance Committee acts under a written charter, which more specifically sets forth its responsibilities and duties, as well as requirements for its composition and meetings. The Corporate Governance/Nominating Committee’s charter is available on our website (www.sunworksusa.com). The Corporate Governance/Nominating Committee convened in accordance with its charter during one meeting of the Board during the fiscal year ended December 31, 2021.

The Corporate Governance/Nominating Committee has been established by the Board in order, among other things to: (1) develop and recommend to the Board our Corporate Governance Guidelines and oversee compliance therewith; (2) assist the Board in effecting Board organization, membership and function including identifying qualified Board nominees; (3) assist the Board in effecting the organization, membership and function of Board committees including the composition of Board committees and recommending qualified candidates therefor; (4) evaluate and provide successor planning for the Chief Executive Officer and other executive officers; and (5) to develop criteria for Board membership, such as independence, term limits, age limits and ability of former employees to serve on the Board and the evaluation of candidates’ qualifications for nominations to the Board and its committees as, well as removal therefrom, respectively.

The Corporate Governance/Nominating Committee does not have a formal policy that requires it to consider any director candidates that might be recommended by stockholders but adheres to our Bylaw provisions and Securities and Exchange Commission rules relating to proposals by stockholders. The Corporate Governance/Nominating Committee of our Board of Directors is responsible for identifying and selecting qualified candidates for election to our Board of Directors prior to each annual meeting of our stockholders. In identifying and evaluating nominees for director, the Corporate Governance/Nominating Committee considers each candidate’s qualities, experience, background and skills, as well as other factors, such as the individual’s ethics, integrity, values and diversity which the candidate may bring to our Board of Directors. We value not only the diversity of experience the professionals we hire bring to our Board room, but also the enriched cognitive diversity they bring to our collective approach to problem solving. We are proud that one-fourth of our independent Board is comprised of a woman director.

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The Nasdaq diversity matrix is set forth below as required under the listing agreements of Nasdaq.

Board Diversity Disclosure Matrix (as of April 18, 2022)
Total Number of Directors: 5
No.
Part I: Gender Identity
Female Director	1
Male Director	4
Non-Binary Director
Did Not Disclose Gender

Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	4
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background
Demographic Background Unknown	1

The Board has determined that all the members of the Corporate Governance/Nominating Committee are “independent” under the current listing standards of the Nasdaq Stock Market.

Compensation Committee. The Board has a standing Compensation Committee. The Compensation Committee of the Board is composed entirely of directors who are not our current or former employees, each of whom meets the applicable definition of “independent” as defined by the rules of the Nasdaq Stock Market. None of the members of the Compensation Committee during fiscal 2021 (i) had any relationships requiring disclosure by us under the SEC’s rules requiring disclosure of related party transactions or (ii) was an executive officer of a company of which an executive officer of us is a director. The current members of the Compensation Committee are Rhone Resch (Chair), and Judith Hall. The Compensation Committee has no interlocks with other companies. The Compensation Committee’s charter is available on our website (www.sunworksusa.com). The Compensation Committee convened in accordance with its charter during two meetings of the Board during the fiscal year ended December 31, 2021.

The purpose of the Compensation Committee is to discharge the Board’s responsibilities relating to compensation of our directors and executive officers. The Committee has overall responsibility for evaluating our compensation and benefit plans, policies and programs and ensuring overall alignment to the corporate compensation philosophy. The Compensation Committee also is responsible for preparing any report on executive compensation required by the rules and regulations of the SEC.

The Board has determined that all the members of the Compensation Committee are “independent” under the current listing standards of the Nasdaq Stock Market.

None of our executive officers serves as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any entity that has one or more executive officers serving on our Board or Compensation Committee. No interlocking relationship exists between any member of the Board and any member of the compensation committee (or other committee performing equivalent functions) of any other company.

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Family Relationships

There are no family relationships among our executive officers and directors.

Involvement in Certain Legal Proceedings

There are no legal proceedings related to any of the directors or director nominees which require disclosure pursuant to applicable SEC rules.

Director Meeting and Attendance

During 2021, the Board held 20 meetings, and also took certain actions by unanimous written consent. No Board member attended fewer than 75% of the total Board meetings or of meetings held by all committees on which he or she served during 2021.

Code of Conduct and Ethics

We have adopted a code of conduct that applies to all of our directors, officers, and employees. The text of the code of conduct has been posted on our internet website and can be viewed at www.sunworksusa.com. Any waiver of the provisions of the code of conduct for executive officers and directors may be made only by the Audit Committee and, in the case of a waiver for members of the Audit Committee, by our Board of Directors. Any such waivers will be promptly disclosed to our stockholders.

Corporate Governance and Related Matters

Board of Directors Leadership Structure and Role in Risk Oversight

Our Board is responsible for the selection of the Chairperson of the Board and the Chief Executive Officer. While management is responsible for managing the day-to-day issues faced by the Company, our Board has an active role, directly and through its committees, in the oversight of the Company’s risk management efforts. The Board carries out this oversight role through several levels of review. The Board regularly reviews and discusses with members of management information regarding the management of risks inherent in the operation of the Company’s business and the implementation of the Company’s strategic plan, including the Company’s risk mitigation efforts.

Each of the Board’s committees also oversees the management of the Company’s risks that are under each committee’s areas of responsibility. For example, the Audit Committee oversees management of accounting, auditing, external reporting, internal controls, and cash investment risks. The Corporate Governance/Nominating Committee oversees the Company’s compliance policies, Code of Conduct and Ethics, conflicts of interests, director independence and corporate governance policies. The Compensation Committee oversees risks arising from compensation practices and policies. While each committee has specific responsibilities for oversight of risk, the Board is regularly informed by each committee about such risks. In this manner, the Board exercises its risk oversight role.

Communications with the Board of Directors

Stockholders and other parties may communicate directly with the Board or any relevant director by addressing communications to:

Sunworks, Inc.
c/o Corporate Secretary
1555 Freedom Boulevard, 200 W Provo, UT 84604

All stockholder correspondence will be compiled by our Corporate Secretary and forwarded as appropriate.

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Director Attendance at Annual Meetings

We do not have a formal policy regarding attendance of Board members at annual meetings. We do expect that each of our directors will attend the Annual Meeting.

Transactions with Related Persons

We did not have any transactions since January 1, 2021, to which we have been a party in which the amount involved exceeded or will exceed $120,000 and in which any of our directors, executive officers, beneficial holders of 5% or more of our capital stock, or entities affiliated with them, had or will have a direct or indirect material interest:

Required Vote

Directors are elected by a plurality of the votes represented by the shares of common stock present at the meeting virtually or by proxy. This means that the five (5) director nominees with the most affirmative votes will be elected.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ELECTION OF ALL THE NOMINEES NAMED ABOVE.

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PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF KMJ CORBIN & COMPANY LLP

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022

The Company’s stockholders are being asked to ratify the Board’s appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm for fiscal year ending December 31, 2022. KMJ Corbin & Company LLP has provided services in connection with the audit of our financial statements since June 2020.

The Company’s organizational documents do not require that the stockholders ratify the appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm, and stockholder ratification is not binding on the Company, the Board or the Audit Committee. We request such ratification, however, as a matter of good corporate practice. Our Board, including our Audit Committee, values the opinions of our stockholders and, to the extent there is any significant vote against the ratification of the appointment of KMJ Corbin & Company LLP as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and evaluate what actions may be appropriate to address those concerns, although the Audit Committee, in its discretion, may still retain KMJ Corbin & Company LLP. In the event that the ratification of this selection is not approved by an affirmative majority of the shares of common stock present virtually or by proxy and entitled to vote on the proposal at the Annual Meeting, management will review its future selection of our independent registered public accounting firm.

A representative of KMJ Corbin & Company LLP is expected to be present virtually at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so. It is also expected that such representative will be available to respond to appropriate questions.

Audit Fees

Set forth below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the Company’s principal accountant for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Auditor:	2021	2020
KMJ Corbin & Company LLP	$207,400	$32,800
Liggett & Webb, P.A.	$-	$129,500

Audit-Related Fees

Set forth below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the Company’s principal accountant that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees” above. Primarily related to consent fees.

Auditor:	2021	2020
KMJ Corbin & Company LLP	$50,600	$7,000
Liggett & Webb, P.A.	$16,000	$5,000

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Tax Fees

Set forth below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The Company has retained other accountants for these tax services for the fiscal year ended December 31, 2021.

	2021	2020
KMJ Corbin & Company LLP	$-	$-
Liggett & Webb, P.A.	$15,000	$15,000

All Other Fees

Set forth below are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported above.

	2021	2020
KMJ Corbin & Company LLP	$-	$-
Liggett & Webb, P.A.	$-	$1,000

The fees set forth above are related to registration statements.

Pre-Approval Policies and Procedures of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit, and tax fees, typically at the beginning of our fiscal year, all audit, audit related and non-audit services, other than de minimis non-audit services, to be provided by an independent registered public accounting firm. These services may include, among others, audit services, audit-related services, tax services and other services and such services are generally subject to a specific budget. During 2021, 97% of all accounting fees incurred were pre-approved by the audit committee. The independent registered public accounting firm and management are required to periodically report to the full Board of Directors regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. As part of the Board’s review, the Board will evaluate other known potential engagements of the independent auditor, including the scope of work proposed to be performed and the proposed fees, and approve or reject each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor’s independence from management. At Audit Committee meetings throughout the year, the auditor and management may present subsequent services for approval. Typically, these would be services such as due diligence for an acquisition, that would not have been known at the beginning of the year.

The Audit Committee has considered the provision of non-audit services provided by our independent registered public accounting firm to be compatible with maintaining their independence. The audit committee will continue to approve all audit and permissible non-audit services provided by our independent registered public accounting firm.

Percentage of Services Approved by Audit Committee

All services were approved by the Audit Committee.

Required Vote

The affirmative vote of the holders of a majority of the shares of common stock present virtually or represented by proxy at the Annual Meeting and entitled to vote on the matter is needed to ratify the appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm for the year ending December 31, 2022.

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RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KMJ CORBIN & COMPANY LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

AUDIT COMMITTEE REPORT

The Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of Sunworks, Inc. (the “Company”) has furnished this report concerning the independent audit of the Company’s financial statements. Each member of the Audit Committee meets the enhanced independence standards established by the Sarbanes-Oxley Act of 2002 and rulemaking of the Securities and Exchange Commission (the “SEC”) and the Nasdaq Stock Market regulations. A copy of the Audit Committee Charter is available on the Company’s website at ir.sunworksusa.com.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board, but management has the primary responsibility for the financial statements and the reporting process, including the Company’s internal control over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 with management, including a discussion of any significant changes in the selection or application of accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and the effect of any new accounting initiatives.

The Audit Committee reviewed and discussed with KMJ Corbin & Company LLP, which was responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including Auditing Standard No. 1301, “Communication with Audit Committees” of the Public Company Accounting Oversight Board. In addition, the Audit Committee has discussed with KMJ Corbin & Company LLP its independence from management and the Company, has received from KMJ Corbin & Company LLP the written disclosures and the letter required by Public Company Accounting Oversight Board Rule 3526 “Communication with Audit Committees Concerning Independence,” and has considered the compatibility of non-audit services with the auditors’ independence.

The Audit Committee has met with KMJ Corbin & Company LLP to discuss the overall scope of its services, its evaluation of the Company’s internal controls and the overall quality of the Company’s financial reporting. KMJ Corbin & Company LLP, as the Company’s independent registered public accounting firm during fiscal year 2021, also periodically updates the Audit Committee about new accounting developments and their potential impact on the Company’s reporting. The Audit Committee’s meetings with KMJ Corbin & Company LLP were held with and without management present. Members of the Audit Committee are not employed by the Company, nor does the Audit Committee provide any expert assurance or professional certification regarding the Company’s financial statements. We rely, without independent verification, on the accuracy and integrity of the information provided, and representations made, by management and the Company’s independent registered public accounting firm.

In reliance on the reviews and discussions referred to above, we recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

The foregoing report has been furnished by the Audit Committee.

Respectfully submitted,
AUDIT COMMITTEE
Stanley Speer (Chairperson)
Patrick McCullough
Rhone Resch

This Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference and shall not otherwise be deemed filed under such acts.

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EXECUTIVE OFFICERS

The following persons are our executive officers and hold the offices set forth opposite their names.

Name	Position
Chuck Cargile	Former Chief Executive Officer
Gaylon Morris	Chief Executive Officer
Jason Bonfigt	Chief Financial Officer
Christopher Monahan	Chief Legal Officer
Jason Knapp	President, Solcius

Mr. Cargile, age 56, resigned as Chief Executive Officer effective August 21, 2020. Mr. Chan was appointed Chief Executive Officer effective August 10, 2020 and resigned effective October 22, 2020. Mr. Cargile returned to serve briefly as principal executive officer in October 2020 until the appointment of Gaylon Morris as Chief Executive Officer on January 11, 2021.

Gaylon Morris, age 49, was appointed as Chief Executive Officer of the Company in January 2021 after spending two decades leading public and private engineering and construction companies through transition and growth. Prior to joining Sunworks, Mr. Morris served as Business Strategist at Rosendin Electric, where he was responsible for identifying, researching, and developing go-to-market strategies to target new market opportunities. Prior to Rosendin Electric, he was Senior Vice President of Operations for Strategic Growth and Market Development at Cupertino Electric, Inc. (CEI). At CEI, Mr. Morris was responsible for developing and successfully implementing strategies for CEI’s growth divisions, specifically Modular Data Center Infrastructure, Renewable Energy, and Utility Electrical. Other previous experience includes senior executive roles at NTS Corporation, Method Electronics, and MET Laboratories, along with serving in the United States Navy, where he was a Submarine Service Nuclear Reactor Plant Operator.

Jason Bonfigt, age 44, joined the Company in October 2021 as Chief Financial Officer. Prior to joining Sunworks, Jason held a number of financial roles with Broadwind, a precision manufacturer of structures, equipment and components for the clean tech industry. Most recently, Jason served as Broadwind’s Chief Financial Officer and Treasurer from July 2017 through October 2021. He joined Broadwind in 2008 as controller and soon became general manager of the company’s Badger Transport subsidiary, which was divested in 2011. He was named corporate controller and chief accounting officer in August 2016 before becoming Chief Financial Officer and treasurer. Prior to joining Broadwind, Jason held a series of finance positions at Schneider National, a Wisconsin-based trucking and logistics company. He is a certified public accountant and holds a bachelor’s degree in accounting and finance from the University of Wisconsin–Green Bay, as well as an MBA from the Kellogg School of Business at Northwestern University.

Christopher Monahan, age 60, joined the Company in February 2022 as Chief Legal Officer. Mr. Monahan is a seasoned legal counselor, with deep knowledge and expertise in multiple areas of the law, as well as practical experience in engineering, business, and construction/project management. He joins Sunworks from Thermal Engineering International (USA) Inc. (TEi), a leading supplier and installer of heat transfer technology to the electric power generation industry, where he served as General Counsel. Previously, he served as Deputy General Counsel at Parsons Corp., a publicly traded provider of technology, engineering, construction, cybersecurity, and technology products and services, where he oversaw the company’s domestic and international contracts, the prosecution and protection of the company’s intellectual property portfolio and managed a team of more than 50 lawyers and contracts managers. Prior to that, he was Chief Legal Counsel, Asia-Pacific, at AECOM/URS, a publicly listed global engineering and construction company, where he was responsible for managing the company’s contracts and legal affairs in the Asia Pacific region, including a 33-person legal team. Prior to going in-house, Mr. Monahan was a partner at the law firm of Morgan Miller & Blair. He also worked as a civil engineer and in the construction management field before becoming an attorney. Mr. Monahan has a B.S. degree in Accounting and Business Administration (Pepperdine University), a B.S. degree in Mechanical Engineering (California State University, Long Beach), a Master of Science degree (UCLA), a Juris Doctorate degree (Loyola Law School), and an LLM in Business Law (University of Sydney). Mr. Monahan is also a licensed professional civil engineer (California), a licensed attorney (California), and a licensed US patent attorney.

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Jason Knapp, age 47, has served as the President of Solcius since February 2019 after serving as its Chief Financial Officer since 2014. Prior to joining Solcius, Mr. Knapp spent nearly 9 years as CFO in the residential electronic security industry where he led companies through growth and integrations. Prior to that, Mr. Knapp served as CFO at Pinnacle Security and Pinnacle Alarm where his accomplishments included various successful debt and equity transactions. Prior to that, Mr. Knapp served as CFO of Devcon Security, where he focused on strengthening financial performance and a successful strategic sale. Mr. Knapp began his career in the attestation division at KPMG. Mr. Knapp holds a Master of Accountancy from the Huntsman School of Business at Utah State University and is a Certified Public Accountant in the state of Utah.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

The following Executive Compensation and Related Information describes the material elements of compensation for our the Named Executive Officers identified in the Summary Compensation Table, and executive officers that we may hire in the future. As more fully described above, the Compensation Committee is responsible for recommendations relating to compensation of our directors and executive officers.

Compensation Program Objectives and Rewards

Our compensation philosophy is based on the premise of attracting, retaining, and motivating exceptional leaders, setting high goals, working toward the common objectives of meeting the expectations of customers and stockholders, and rewarding outstanding performance. Following this philosophy, in determining executive compensation, we consider all relevant factors, such as the competition for talent, our desire to link pay with performance in the future, the use of equity to align executive interests with those of our Stockholders, individual contributions, teamwork and performance, and each executive’s total compensation package. We strive to accomplish these objectives by compensating all executives with total compensation packages consisting of a combination of competitive base salary and incentive compensation.

The primary purpose of the compensation and benefits described below is to attract, retain, and motivate highly talented individuals who will engage in the behaviors necessary to enable us to succeed in our mission while upholding our values in a highly competitive marketplace. Different elements are designed to engender different behaviors, and the actual incentive amounts, which may be awarded to each Named Executive Officer, are subject to the annual review of our Board of Directors. The following is a brief description of the key elements of our planned executive compensation structure.

●	Base salary and benefits are designed to attract and retain employees over time.
●	Incentive compensation awards are designed to focus employees on the business objectives for a particular year.
●	Equity incentive awards, such as stock options and non-vested stock, focus executives’ efforts on the behaviors within the recipients’ control that they believe are designed to ensure our long-term success as reflected in increases to our stock prices over a period of several years, growth in our profitability and other elements.
●	Severance and change in control plans are designed to facilitate a company’s ability to attract and retain executives as we compete for talented employees in a marketplace where such protections are commonly offered.

Use of Peer Group

The Compensation Committee uses a customized peer group for benchmarking purposes. The peer group has been revised and/or updated periodically, following recommendations from the Compensation Committee’s independent compensation consultant. The Compensation Committee considered the appropriate peer group in 2021 based on criteria that included industry classification, annual revenue, and market capitalization. Following this review, the Compensation Committee approved the following peer group for 2021 executive compensation benchmarking purposes:

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American Superconductor Corporation	LSI Industries, Inc
Argan, Inc	Montauk Renewables, Inc
Bowman Consulting Group, Ltd	Orbital Energy Group, Inc
FuelCell Energy, Inc	Orion Energy Systems, Inc
iSun, Inc	Sunnova Energy International, Inc

The Elements of Sunworks’ Compensation Program

Base Salary

Executive officer base salaries are based on job responsibilities and individual contribution. The Board reviews the base salaries of our executive officers considering factors such as corporate progress toward achieving objectives (without reference to any specific performance-related targets) and individual performance experience and expertise. Additional factors reviewed by our Board of Directors in determining appropriate base salary levels and raises include subjective factors related to corporate and individual performance. For the year ended December 31, 2021, our Board of Directors approved all executive officer base salary decisions.

Our Board of Directors determines base salaries for the executive officers annually, and the Board, upon recommendation of the Compensation Committee proposes new base salary amounts, if appropriate, based on its evaluation of individual performance and expected future contributions. We adopted a 401(k) Plan in 2016 and base salary is the only element of compensation that is used in determining the amount of contributions permitted under the 401(k) Plan.

Annual Incentive Compensation Awards

We have in prior years paid discretionary bonuses to our executive officers as approved by our Compensation Committee. Discretionary bonuses for 2021 were earned by Mr. Morris and Mr. Knapp, based on the officers performance and contribution during the fiscal year, notably given the successful integration of Solcius.

In 2021, the Compensation Committee developed a short-term incentive compensation through our annual cash bonus program, the Executive Short-Term Incentive Program (the “STIP”) for executive officers of the Company. The STIP is designed to reward our executive officers for achieving pre-established performance goals. The Compensation Committee administers the STIP, including setting annual incentive goals for performance against both financial targets and key business objectives, and then assessing actual performance against those targets at the end of the incentive period. Under the STIP, each executive officer has an annual target bonus opportunity equal to a fixed percentage of base salary, which takes into account peer group market data and the unique skills and contributions of each individual. The STIP target percentage ranges from a minimum of 30% of base salary for certain executive officers, up to 75% of base salary in the case of Mr. Morris. Actual STIP payouts may range from 0% to 200% of target depending on the level of performance achieved during the year. All payments under the STIP are subject to the discretion of the Compensation Committee.

Long-Term Incentive Awards

We provide our executive officers with long-term incentive compensation through our Executive Long-Term Incentive Program (the “LTIP”), which is administered under the Amended and Restated 2016 Equity Plan. The LTIP is designed as a long-term incentive vehicle to retain key executive officers, promote higher levels of Company stock ownership by executive officers, and encourage long-term planning by the senior leadership team. The LTIP is intended to deliver market competitive long-term incentive opportunities that encourage the behaviors and long-term perspective necessary for creating stockholder value. The Compensation Committee administers the LTIP, including setting long-term incentive goals based upon corporate performance and determining the threshold, target and maximum payout levels for each plan year. Under the LTIP, each executive officer has a target bonus opportunity based on peer group market data and the unique skills and contributions of each individual.

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2021 LTIP Awards

In 2021, Mr. Morris received an LTIP award that is structured 100% in performance based restricted stock units (RSUs) that are tied to the company generating positive EBITDA in 2024. The remaining executive officer LTIP awards were structured as a blend of time-based RSUs and performance-based RSUs with a three-year performance period. The value of each individual award was tied to a targeted percentage of the executive’s base salary, with 50% of the total value denominated in time-based RSUs and 50% of the total value denominated in performance-based RSUs. The structure and targets for the performance-based portion of the LTIP awards were focused on the desire to grow revenue and improve cash flow. Consequently, the targets for the 2021 award were linked to revenue and cash flow improvement in the 2024 calendar year. The following table summarizes the awards granted in 2021 to the NEOs under the LTIP, as approved by the Compensation Committee at its December 2021 meeting:

Name	Time Based Shares	Performance Based Shares

Gaylon Morris	-	284,900

Jason Bonfigt	28,329	28,329

Jason Knapp	12,500	12,500

Benefits and Prerequisites

We have limited benefits and perquisites for our employees other than health insurance, 401(k) and vacation benefits that are generally comparable to those offered by other small private and public companies or as may be required by applicable state employment laws. We may confer other fringe benefits for our executive officers in the future if our business grows sufficiently to enable us to afford them.

Executive Officer Compensation

The following table sets forth the total compensation paid in all forms to the named executive officers of the Company and includes our principal executive officer, our principal operating officer and our principal financial officer during the periods indicated:

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	Option Awards (2)	Non-Equity Incentive Plan Compensation	Change in Pension and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total

Gaylon Morris (3)	2021	$336,539	$262,500	$1,669,500		-	-	$5,139	$2,273,677
Chief Executive Officer

Charles F. Cargile (4)	2021	$-	$40,000	$-	$-	-	-	$69,275	$109,275
Former Chairman and Former Chief Executive Officer	2020	$178,800	$-	$63,000		-	-	$71,400	$313,200
	2019	$300,000	$-	$250,000	$27,700	-	-	$-	$577,700

Jason Bonfigt (5)	2021	$68,923	$-	$695,944	$-	-	-	$1,483	$766,350
Chief Financial Officer

Jason Knapp (6)	2021	$161,196	$83,333	$387,500	$412,000	-	-	$4,249	$1,048,278
President Solcius LLC.

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(1)	The amounts shown reflect the grant date fair value of time-based restricted stock awards granted during the applicable fiscal year computed in accordance with FASB ASC Topic 718.

(2)	The amounts shown reflect the grant date fair value of option stock awards granted during the applicable fiscal year computed in accordance with FASB ASC Topic 718 during the Company’s transition to our new Chief Executive Officer.

(3)	Gaylon Morris was appointed Chief Executive Officer in January 2021.

(4)	Charles Cargile resigned as Chief Executive Officer effective August 21, 2020 while continuing to serve as Chairperson of the Board of Directors until April 26, 2021.

(5)	Jason Bonfigt was appointed Chief Financial Officer in October 2021.

(6)	Jason Knapp was appointed President of Solcius, following the acquisition of Solcius in April 2021.

Details Behind All Other Compensation Column

The following table sets forth details concerning the information in the “All Other Compensation” column in the above 2021 Summary Compensation Table.

Name	Year	Registrant Contribution to Defined Contributions Plans (1)	Director Fees (2)	Consulting Fees (2)	Total

Gaylon Morris (1)	2021	$5,139	$-	$-	$5,139
Chief Executive Officer

Charles F. Cargile (2)	2021	$-	$29,000	$40,275	$69,275
Former Chairman and Former Chief Executive Officer	2020	$7,154	$12,000	$59,400	$78,554
	2019	$13,931	$-	$-	$13,931

Jason Bonfigt	2021	$1,483	$-	$-	$1,483

Jason Knapp	2021	$4,249	$-	$-	$4,249

(1)	Represents the value of the 401(k) plan matching contributions made by the Company for 2021.

(2)	Charles Cargile resigned as Chief Executive Officer effective August 21, 2020 while continuing to serve as Chairperson of the Board of Directors until April 26, 2021. On October 22, 2020, Mr. Cargile briefly returned to serve as the principal executive officer of Sunworks until January 11, 2021. Mr. Cargile was paid $40,275 for 2021 and $59,400 for 2020 in consulting fees at an hourly rate of $150 per hour while serving as the principal executive officer and as a consultant to Sunworks during the Company’s transition to our new Chief Executive Officer. These consulting fees are in addition to the compensation received for services as a Board member, which totaled $29,000 for 2021 and $12,000 for 2020.

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Outstanding Equity Awards at Year End 2021

The following table sets forth information with respect to unvested restricted stock units and stock options, stock that has not vested, and equity incentive plan awards held by our executive officers outstanding as of December 31, 2021.

		Outstanding Equity Awards at Fiscal Year-End
		Option Awards					Stock Awards			Equity Incentive Plan Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price	Option Expiration Date	Number of Shares of Stock that Have not Vested		Market Value of Shares of Stock that Have not Vested (1)	Number of Shares Unearned or Units of Stock that Have not Vested (5)	Market Value of Unearned Shares (1)
Gaylon Morris	1/11/2021	-	-		-	-	210,000	(2)	$644,700	-	-
	12/20/2021	-	-		-	-	-		$-	284,900	$874,643

Jason Bonfigt	10/5/2021	-	-		-	-	104,529	(2)	$320,904	-	$-
	12/20/2021	-	-		-	-	28,329	(3)	$86,970	28,329	$86,970

Jason Knapp	4/12/2021	-	40,000	(4)	$12.15	4/12/2026	25,000	(4)	$76,750	-	$-
	12/20/2021	-	-		-	-	12,500	(3)	$38,375	12,500	$38,375

(1)	The market value of shares or units of stock that have not vested reflect a stock price of $3.07, the closing price of our common stock on December 31, 2021, the final day of trading of 2021.

(2)	These RSUs vest one-third on the one-year anniversary of the grant with the balance vested and issued in 24 monthly installments thereafter.

(3)	These RSUs vest in one-third increments on each of the first through third year anniversaries of the date of grant.

(4)	Fully vested on April 8, 2022, the one-year anniversary of the Solcius acquisition.

(5)	2021 LTIP performance-based RSUs vest in 3 years provided the performance metrics are achieved.

Employment Agreements and Severance Agreements with Executive Officers

We are party to employment and severance agreements with our Chief Executive Officer, Gaylon Morris; Chief Financial Officer, Jason Bonfigt; and President of Solcius LLC, Jason Knapp. Each agreement provides for certain severance benefits from the Company to the executive in the event that such executive’s employment is terminated:

By us without “cause” (other than due to death or disability) in the absence of a “change in control” of the company (as such terms are defined in the employment agreement); or

By us without “cause” (other than due to death or disability) due to a “change in control.”

These benefits consist primarily of the continuation of the executive’s salary and employment benefits for a specified period of time following employment termination. These periods are as follows: Mr. Morris is entitled to a severance payment equal to his monthly base salary at the time of separation multiplied by twelve (12). Mr. Bonfigt is entitled to a severance payment equal to his monthly base salary at the time of separation multiplied by the number of months of employment, not to exceed six (6) months’ salary. Mr. Knapp is entitled to semi-monthly payments of his monthly base salary at the time of separation for the nine (9) month period following his separation.

The restricted stock awards that we grant to our executive officers provide for full acceleration of vesting upon a change in control of our Company.

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The following table describes the value to the named executive officers pursuant to the acceleration of vesting provisions in his restricted stock awards, assuming that a change in control of our company occurred on December 31, 2021. The actual value of such acceleration to each executive listed below can only be determined definitively at the time of an executive’s actual termination.

Name	Salary Continuation Payment	Accelerated RSU Vesting

Gaylon Morris	$400,000	$1,268,625	(1)

Jason Bonfigt	$160,000	$494,844	(2)

Jason Knapp	$168,750	$153,500	(3)

(1)	Assumes 128,333 shares of restricted stock awards and 284,900 shares of performance-based awards vest at $3.07 per share, the closing price of the Company’s stock as of December 31, 2021.

(2)	Assumes 132,858 shares of restricted stock awards and 28,329 shares of performance-based awards vest at $3.07 per share, the closing price of the Company’s stock as of December 31, 2021.

(3)	Assumes 37,500 shares of restricted stock awards and 12,500 shares of performance-based awards vest at $3.07 per share, the closing price of the Company’s stock as of December 31, 2021.

Securities authorized for issuance under equity compensation plans

The following table reflects information for equity compensation plans and arrangements for any and all directors, officers, employees and/or consultants through December 31, 2021.

Equity Compensation Plan Information

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans excluding securities included in column (a)
Equity compensation plans approved by security holders	1,905,237	$4.75	418,664
Equity compensation plans not approved by security holders	-	-	-
Total	1,905,237	$4.75	418,664

In March 2016, our Board of Directors adopted the 2016 Equity Incentive Plan (the “2016 Plan”) and in June 2016, the stockholders adopted the same. The maximum number of shares of common stock that may be issued under the 2016 Plan is 2,042,857. The 2016 Plan is currently administered by the Company’s Compensation Committee. The 2016 Plan authorizes grants of stock options, stock appreciation rights and restricted stock awards to officers, employees, directors of the Company as well as consultants who are selected by the Compensation Committee to receive an award. No option shall be exercisable more than 10 years after the date of grant. No option granted under the 2016 Plan is transferable by the individual or entity to whom it was granted otherwise than by will or laws of descent and distribution, and, during the lifetime of such individual, is not exercisable by any other person, but only by the recipient.

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The Board knows of no other matters that will be presented for consideration at the Annual Meeting, but if other matters properly come before the meeting, the persons named as proxies in the enclosed proxy will vote according to their best judgment. Stockholders are requested to date and sign the enclosed proxy and to mail it promptly in the enclosed postage-paid envelope. If you attend the Annual Meeting, you may revoke your proxy at that time and vote electronically, if you wish. Otherwise, your proxy will be voted for you.

By Order of the Board of Directors

/s/ Judith Hall
Judith Hall
Chairperson

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